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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 12, 2001 included in Sheldahl, Inc.'s Form 10-K for the year ended December 29, 2000 and to all references to our Firm included in or made a part of this registration statement.


                                       /s/ Arthur Andersen LLP
                                       ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
June 26, 2001






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